Mergers and Acquisitions - Schedule of PCI Loans (Details) $ in Thousands	Nov. 12, 2021 USD ($)
Business Combination and Asset Acquisition [Abstract]
Contractually required principal and interest at acquisition	$ 82,900
Contractual cash flows not expected to be collected	6,746
Expected cash flows at acquisition	76,154
Interest component of expected cash flows	8,896
Basis in PCI loans at acquisition - estimated fair value	$ 67,258